Indebtedness	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements
Indebtedness
Indebtedness
Indebtedness at December 31, 2010 and 2009 consists of the following (in thousands):

	2010	2009
Fixed rate secured debt, weighted average interest rate of 6.41% at December 31, 2010, and 6.67% at December 31, 2009, maturity dates ranging from 2011 to 2027	$1,042,722	$766,299
Variable rate secured debt, weighted average interest rate of 3.69% at December 31, 2010, and 3.33% at December 31, 2009, maturity dates ranging from 2012 to 2025	22,906	19,498
Fixed rate unsecured debt, weighted average interest rate of 6.43% at December 31, 2010, and 6.32% at December 31, 2009, maturity dates ranging from 2011 to 2028	2,948,405	3,052,465
Unsecured lines of credit, weighted average interest rate of 2.83% at December 31, 2010, and 1.08% at December 31, 2009, maturity dates ranging from 2011 to 2013	193,046	15,770
	$4,207,079	$3,854,032

Fixed Rate Secured Debt
As of December 31, 2010, our secured debt was collateralized by rental properties with a carrying value of $1.8 billion and by letters of credit in the amount of $7.0 million.
The fair value of our fixed rate secured debt as of December 31, 2010 was $1.1 billion. Because our fixed rate secured debt is not actively traded in any marketplace, we used a discounted cash flow methodology to determine its fair value. Accordingly, we calculated fair value by applying an estimate of the current market rate to discount the debt’s remaining contractual cash flows. Our estimate of a current market rate, which is the most significant input in the discounted cash flow calculation, is intended to replicate debt of similar maturity and loan-to-value relationship. The estimated rates ranged from 4.80% to 6.70%, depending on the attributes of the specific loans. The current market rates we utilized were internally estimated; therefore, we have concluded that our determination of fair value for our fixed rate secured debt was primarily based upon Level 3 inputs, as defined earlier in this report.
On July 1, 2010, we assumed two non-recourse secured loans associated with the acquisition of Dugan, which had acquisition-date fair values of $196.6 million and $88.8 million and face values of $195.4 million and $87.6 million. The $196.6 million loan, which bore interest at a rate of 7.52%, was repaid at its maturity in October 2010 while the $88.8 million loan, which bears interest at 5.92%, matures in October 2012. Both loans were determined at acquisition to have a market interest rate of 5.25%.
In December 2010, we assumed 14 secured loans which had an acquisition date fair value of $158.2 million and a face value of $155.7 million, in conjunction with the acquisition of the Premier Portfolio. The loans carry a weighted average interest rate of 5.58% and a weighted remaining term of 3.4 years. The assumed loans were determined to have market interest rates of 5.00%.
In conjunction with two other acquisitions, we assumed two loans, with a combined acquisition date fair value of $36.4 million, in December 2010. These two loans had a combined face value of $35.8 million. The loans mature in May 2014 and October 2016 and were determined to have market interest rates of 5.25% and 5.12%.
In February, March and July 2009, we borrowed a total of $270.0 million from three 10-year fixed rate secured debt financings that are secured by 32 rental properties. The secured debt bears interest at a weighted average rate of 7.69% and matures at various points in 2019. Additionally, in June 2009, we borrowed $8.5 million from two 6.50% 10-year fixed rate mortgages due in 2019, which are secured by two properties.
Fixed Rate Unsecured Debt
Gains and losses on repurchase are shown after the write off of applicable issuance costs and other accounting adjustments.
We took the following actions during 2010 and 2009 as it pertains to our fixed rate unsecured indebtedness:

•	In January 2010, we repaid $99.8 million of corporate unsecured debt, which had an effective interest rate of 5.37%, at its scheduled maturity date.

•
Throughout 2010, through a cash tender offer and open market transactions, we repurchased certain of our outstanding series of senior unsecured notes scheduled to mature in 2011 and 2013 for $292.2 million. The total face value of these repurchases was $279.9 million. We recognized a loss of $16.3 million on the repurchases after writing off applicable issuance costs and other accounting adjustments.

•	On April 1, 2010, we issued $250.0 million of senior unsecured notes that bear interest at 6.75% and mature on March 15, 2020.

•
In conjunction with one of our acquisitions in 2010, we assumed a $22.4 million unsecured loan that matures in June 2020 and bears interest at an effective rate of 6.26%. This loan was originated less than one year prior to the acquisition and we concluded that the loan’s fair value equaled its face value.

•	In February 2009, we repaid $124.0 million of 6.83% corporate unsecured debt at its scheduled maturity date.

•
Throughout 2009, we repurchased portions of various series of our senior unsecured notes with various scheduled maturity dates through December 2011, both on the open market and through cash tender offers, for $500.9 million. The total face value of these repurchases was $542.9 million. We recognized a gain of $27.5 million on the repurchases after writing off applicable issuance costs and other accounting adjustments. The aforementioned gains on repurchase were partially offset by a $6.8 million charge to write off fees paid for a canceled secured debt transaction.

•
In August 2009, we issued $500.0 million of senior unsecured notes in two equal tranches. The first $250.0 million of the senior unsecured notes mature in February 2015 and bear interest at an effective rate of 7.50%, while the other $250.0 million of the senior unsecured notes mature in August 2019 and bear interest at an effective rate of 8.38%.

•	In November 2009, we repaid $82.1 million of senior unsecured notes with an effective interest rate of 7.86% on their scheduled maturity date.
The fair value of our fixed rate unsecured debt as of December 31, 2010 was approximately $3.2 billion. We utilized broker estimates in estimating the fair value of our fixed rate unsecured debt. Our unsecured notes are thinly traded and, in many cases, the broker estimates were not based upon comparable transactions. The broker estimates took into account any recent trades within the same series of our fixed rate unsecured debt, comparisons to recent trades of other series of our fixed rate unsecured debt, trades of fixed rate unsecured debt from companies with profiles similar to ours, as well as overall economic conditions. We reviewed these broker estimates for reasonableness and accuracy, considering whether the estimates were based upon market participant assumptions within the principal and most advantageous market and whether any observable inputs would be more preferable indicators of fair value to the broker estimates. We concluded that the broker estimates were representative of fair value. We have determined that our estimation of the fair value of our fixed rate unsecured debt was primarily based upon Level 3 inputs. The estimated trading values of our fixed rate unsecured debt, depending on the maturity and coupon rates, ranged from 101.00% to 117.30% of face value.
The indentures (and related supplemental indentures) governing our outstanding series of notes also require us to comply with financial ratios and other covenants regarding our operations. We were in compliance with all such covenants as of December 31, 2010.

Unsecured Lines of Credit
Our unsecured lines of credit as of December 31, 2010 are described as follows (in thousands):

Description	Borrowing Capacity	Maturity Date	Outstanding at December 31, 2010
Unsecured Line of Credit – DRLP	$850,000	February 2013	$175,000
Unsecured Line of Credit – Consolidated Subsidiary	$30,000	July 2011	$18,046
The DRLP unsecured line of credit has a borrowing capacity of $850.0 million with an interest rate on borrowings of LIBOR plus 2.75% (equal to 3.01% for borrowings as of December 31, 2010), and matures in February 2013. Subject to certain conditions, the terms also include an option to increase the facility by up to an additional $200.0 million, for a total of up to $1.05 billion. This line of credit provides us with an option to obtain borrowings from financial institutions that participate in the line, at rates that may be lower than the stated interest rate, subject to certain restrictions.
This line of credit contains financial covenants that require us to meet certain financial ratios and defined levels of performance, including those related to fixed charge coverage and debt-to-asset value (with asset value being defined in the DRLP unsecured line of credit agreement). As of December 31, 2010, we were in compliance with all covenants under this line of credit.
The consolidated subsidiary’s unsecured line of credit allows for borrowings up to $30.0 million at a rate of LIBOR plus .85% (equal to 1.11% for outstanding borrowings as of December 31, 2010). This unsecured line of credit is used to fund development activities within the consolidated subsidiary and matures in July 2011 with, at our option, a 12-month extension.
To the extent that there are outstanding borrowings, we utilize a discounted cash flow methodology in order to estimate the fair value of our unsecured lines of credit. The net present value of the difference between future contractual interest payments and future interest payments based on our estimate of a current market rate represents the difference between the book value and the fair value. Our estimate of a current market rate is based upon the rate, considering current market conditions and our specific credit profile, at which we estimate we could obtain similar borrowings. The current market rate of 2.91% that we utilized was internally estimated; therefore, we have concluded that our determination of fair value for our unsecured lines of credit was primarily based upon Level 3 inputs, as defined earlier in this report.
Changes in Fair Value
As all of our fair value debt disclosures relied primarily on Level 3 inputs, the following table summarizes the book value and changes in the fair value of our debt for the year ended December 31, 2010 (in thousands):

	Book Value at 12/31/09	Book Value at 12/31/10	Fair Value at 12/31/09	Total Realized Losses/(Gains)	Issuances and Assumptions	Payoffs	Adjustments to Fair Value	Fair Value at 12/31/10
Fixed rate secured debt	$766,299	$1,042,722	$770,255	$—	$479,038	$(207,061)	$27,330	$1,069,562
Variable rate secured debt	19,498	22,906	14,419	—	4,158	—	4,329	22,906
Fixed rate unsecured notes	3,052,465	2,948,405	3,042,230	12,317	272,352	(380,280)	218,032	3,164,651
Unsecured lines of credit	15,770	193,046	14,714	—	177,276	—	1,234	193,224
Total	$3,854,032	$4,207,079	$3,841,618	$12,317	$932,824	$(587,341)	$250,925	$4,450,343

Scheduled Maturities and Interest Paid
At December 31, 2010, the scheduled amortization and maturities of all indebtedness, excluding fair value and other accounting adjustments, for the next five years and thereafter were as follows (in thousands):

Year	Amount
2011	$401,311
2012	320,780
2013	702,337
2014	319,150
2015	321,254
Thereafter	2,139,529
$4,204,361
The amount of interest paid in 2010, 2009 and 2008 was $246.5 million, $224.0 million and $235.6 million, respectively. The amount of interest capitalized in 2010, 2009 and 2008 was $11.5 million, $26.9 million and $53.5 million, respectively.